VANGUARD WELLINGTON FUND

ANNUAL REPORT * NOVEMBER 30, 2001

BALANCED

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                    1
Report from the Adviser                                     6
Fund Profile                                                9
Glossary of Investment Terms                               11
Performance Summary                                        13
Your Fund's After-Tax Returns                              14
Financial Statements                                       15

SUMMARY

* Vanguard Wellington Fund returned 7.6%, an excellent showing in a tough investment environment.

* The fund outperformed its benchmark index and its average peer, both of which posted negative returns for the fiscal year.

* The fund's balanced portfolio of value stocks and high-grade bonds has provided long-term returns that compare favorably with those of much riskier, all-stock portfolios.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

VANGUARD WELLINGTON FUND returned 7.6% during its 2001 fiscal year, handily outperforming its average mutual fund peer and its benchmark index--a composite weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

     The fund recorded its strongest results early in the year, when deep value stocks (those with low prices relative to fundamental measures such as earnings and book value) bested growth-oriented shares. The fund gave back some of its lead later in the year, as growth stocks staged an impressive rally, but it still finished well ahead of its comparative standards.

     The table below presents the 12-month total returns (capital change plus reinvested dividends) for your fund, the average balanced fund, and the Wellington Composite Index. The total return of the fund's Investor Shares is based on a decrease in net asset value from $28.83 per share on November 30, 2000, to $28.41 per share on November 30, 2001, and is adjusted for dividends totaling $1.01 per share from net investment income and a distribution of $1.48 per share from net realized capital gains.

--------------------------------------------------------------------------------
2001 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD WELLINGTON FUND                                                    7.6%
Average Balanced Fund*                                                     -2.5
Wellington Composite Index**                                               -3.4
--------------------------------------------------------------------------------

ADMIRAL SHARES (Since May 14, 2001, inception)
--------------------------------------------------------------------------------
Vanguard Wellington Fund                                                   -0.1%
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.

     Also presented is the return for the fund's Admiral Shares. Introduced on May 14, the new share class carries a lower expense ratio than the fund's Investor Shares. Admiral Shares are available to investors with sizable and long-tenured accounts, which generate economies of scale for all fund shareholders. The total return of the Admiral Shares is based on a decrease in net asset value from $50.00 to $49.08 and is adjusted for dividends of $0.815 from net investment income.

     If you hold Wellington in a taxable account, you may wish to review the fund's after-tax returns on page 14.

FINANCIAL MARKETS IN REVIEW

The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.

--------------------------------------------------------------------------------
STOCK PRICES AND EARNINGS DECLINE . . .
S&P 500 INDEX EPS

                   PRICE         EARNINGS
MONTH ENDED        LEVEL        PER SHARE
11/30/2000       1314.95            57.93
12/31/2000       1320.28            59.21
 1/31/2001       1366.01            59.13
 2/28/2001       1239.94            58.49
 3/31/2001       1160.33            57.44
 4/30/2001       1249.46            55.29
 5/31/2001       1255.82             54.6
 6/30/2001       1224.42            52.78
 7/31/2001       1211.23            55.56
 8/31/2001       1133.58             54.5
 9/30/2001       1040.94            53.93
10/31/2001       1059.78             51.2
11/30/2001       1139.45            49.76

 . . BUT VALUATIONS END LITTLE CHANGED

P/E RATIO
  22.7
  22.3
  23.1
  21.2
  20.2
  22.6
  23.0
  23.2
  21.8
  20.8
  19.3
  20.7
  22.9

THE MARKET SANK, BUT PRICE/EARNINGS (P/E) RATIOS ENDED THE FISCAL YEAR CLOSE TO WHERE THEY STARTED.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and The Vanguard Group.

     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock prices. The shrinkage in earnings was the most powerful factor in the market's decline. As shown by the chart above, even while stock prices were plummeting, price/earnings ratios held relatively steady on average.

     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.

     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year, bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate another
0.25 percentage point.)

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                                --------------------------------
                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -12.2%        0.5%         10.1%
Russell 2000 Index (Small-caps)                   4.8         6.4           6.8
Wilshire 5000 Index (Entire market)             -11.0         0.8           9.1
MSCI EAFE Index (International)                 -19.8        -4.3           0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      11.2%        6.6%          7.4%
Lehman 10 Year Municipal Bond Index               8.2         5.1           6.1
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         4.5         5.0           5.1
================================================================================
CPI
Consumer Price Index                              1.9%        2.7%          2.3%
--------------------------------------------------------------------------------

     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Brothers Aggregate Bond Index, a proxy for the taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.

     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.

     Overseas, stock markets in general behaved much like the U.S. market. Many global markets were already weak when the powerful U.S. economy downshifted in early 2001. The contraction in demand from the world's largest importer pinched corporate earnings across the globe. At the same time, international investors--like U.S. investors--grew skeptical of the high valuations accorded some technology and telecommunications stocks during the late 1990s. It was a one-two combination that knocked down the major international indexes.

     A generally rising U.S. dollar exacerbated the decline for U.S.-based investors, as stocks denominated in foreign currencies could be sold and translated into fewer dollars. For the fiscal year, the Morgan Stanley Capital International Europe, Australasia, Far East Index, the broadest measure of international stock markets, returned -19.8% in U.S. dollars.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard Wellington Fund's value-oriented stocks and high-grade corporate bonds were the right combination in the past year's unsettled financial markets. While highly valued technology stocks and other emblems of the "new economy" collapsed, Wellington reaped impressive returns in forgotten corners of the industrial landscape.

     Among the fund's better performers were materials & processing stocks--the businesses that mine, process, and manufacture the economy's basic building blocks. Although these stocks accounted for about 3% of the value of the Standard & Poor's 500 Index, your fund devoted an average of 12.2% of equity assets to this strong-performing sector, enhancing its relative performance.

     The fund also earned solid returns from select consumer discretionary stocks in the battered retailing industry and from established old-line technology firms. Indeed, while overall the tech stocks

--------------------------------------------------------------------------------
Vanguard Wellington Fund's value-oriented stocks and high-grade corporate bonds were the right combination in the past year's unsettled financial markets.
--------------------------------------------------------------------------------
in the S&P 500 posted a steep double-digit loss, Wellington profited from the sector's few hardy performers, including top-ten holding IBM. Other contributors to the fund's impressive performance were stock selections in the auto & transportation and producer durables sectors.

     The fund made minor adjustments to its bond portfolio, trimming its allocation in U.S. government bonds and boosting its position in corporate bonds.

     For more information on specific holdings, please see the Report from the Adviser on page 6.


LONG-TERM PERFORMANCE OVERVIEW

Although one year can be instructive, a long-term view provides a better picture of Wellington's success in meeting its tripartite objective of conserving capital while providing long-term growth in capital and income. The adjacent table shows the total returns of Vanguard Wellington Fund, the average balanced fund, and the fund's composite benchmark for the ten years ended November 30, 2001, as well as the growth of a theoretical $10,000 investment in each.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                               NOVEMBER 30, 2001
                                               ---------------------------------
                                               AVERAGE            FINAL VALUE OF
                                                ANNUAL                 A $10,000
                                                RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD WELLINGTON FUND                         12.9%                   $33,551
Average Balanced Fund                             9.7                     25,179
Wellington Composite Index                       12.3                     31,802
--------------------------------------------------------------------------------

     During the past decade, your fund outperformed the average balanced fund by more than 3 percentage points annually. That impressive lead translated into an extra $8,372 return on an initial investment of $10,000. The fund also returned
0.6 percentage point more than its unmanaged benchmark index--a theoretical construct that incurs neither operating nor transaction costs.

     What's striking about your fund's ten-year return is that, despite its conservative profile, Wellington Fund has been competitive with an all-stock portfolio. During the past decade, the S&P 500 Index, for example, returned 14.1%, just 1.2 percentage points more than the balanced Wellington Fund. While we wouldn't expect this trend to persist, it's a nice illustration that sensible risk-control doesn't preclude strong long-term returns.

     Wellington has produced stalwart long-term total returns while upholding its mandate to provide reasonable income to

--------------------------------------------------
GROWTH OF ANNUAL INCOME       DIVIDEND INCOME FROM
                               $10,000 INVESTED IN
                                   WELLINGTON FUND
                                 DECEMBER 31, 1994
--------------------------------------------------

1995                                      $ 508.44
2001                                      $ 838.69
--------------------------------------------------
shareholders. The chart on page 4 shows the estimated growth in the annual income produced by the fund. If you invested $10,000 in Wellington at the beginning of 1995, you would have received dividends totaling $508.44 during the year. If you reinvested that income, as well as the fund's capital gains distributions, your fund shares would have provided dividends totaling $838.69 in 2001--annual growth in your investment income of 8.7% during an era when inflation was less than 3%.

     One way we enhance shareholders' income is to keep investment costs low. The expense ratio for Wellington Fund's Investor Shares is just 0.36% of average net assets, almost a full percentage point less than the 1.29% charged by the average competitor. Every dollar saved in the management and administration of a mutual fund is an extra dollar for the shareholders.

IN SUMMARY

Vanguard traces its roots to the Wellington Fund--the first, and now the nation's largest, balanced mutual fund--which was formed in 1929. In an era when funds come and go, we take special pride in the fund's longevity and its wide acceptance by investors. The fund's success is a testament to the simple, yet perpetually sound, investment principles of portfolio balance and attention to investment costs.

     These same principles should be the basis of any investment plan. We recommend that you build a portfolio balanced between stock and fixed income funds, with allocations to each determined by your time horizon, financial circumstances, and tolerance for risk. By keeping your investment costs low, you allow these principles of balance and diversification to work on your behalf with minimal friction.

     We thank our long-term shareholders for their trust, and we extend a warm welcome to our new shareholders. We look forward to reporting to you six months hence.

Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 11, 2001

REPORT FROM THE ADVISER

VANGUARD WELLINGTON FUND returned 7.6% for the fiscal year ended November 30, 2001. In comparison, the average balanced fund returned -2.5%, while the unmanaged composite index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds, returned -3.4%.

     The fund's equity holdings--about 68% of assets at year-end--gained 4.2%, compared with a -12.2% return for the S&P 500 Index. The bond portfolio's return of 12.6% was 1 percentage point behind that of the Lehman Credit A or Better Index.

THE INVESTMENT ENVIRONMENT

After several years of rapid growth, the U.S. economy started to decelerate in late 2000. Over the past 12 months, industrial production trended downward, but overall economic growth remained positive for much of the period, thanks mainly to continued consumer spending. The economy finally went into decline during the third quarter of 2001 after the terrorist attacks of September 11.

     The Federal Reserve announced ten reductions in its benchmark interest rate during our fiscal year, with an eleventh cut on December 11. The federal funds rate thus fell from 6.50% to 1.75%. This effort to stimulate the economy will take a while to have any effect, though we hope to see signs of recovery by mid-2002.

     In this difficult environment, stock investors became increasingly sensitive to valuations, a trend that benefited the Wellington Fund. At the same time, the decline in bond yields boosted the returns of the fixed income portion of the fund. Investment-grade corporate bonds outperformed Treasuries--another factor in our favor.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

OUR SUCCESSES

Our strong relative equity performance was due to a number of factors. First, the technology sector continued to be quite weak, with many of the more aggressive stocks declining sharply. We benefited both from being underweighted in this sector compared with the S&P 500 and from holding two of the sector's strongest performers, IBM and Dell. They were among the top ten contributors to the fund's performance.

     Secondly, industrial stocks also made significant contributions. We earned solid returns from the breakup of conglomerate Canadian Pacific into several companies and from the proposed takeover of Cooper Industries. The second-strongest contributor to performance was the materials sector, where we enjoyed well-above-average stock performance in Alcoa and Dow Chemical. Undervalued in late 2000, basic-materials companies did quite well in 2001 in the face of the weakening economy. Finally, the financial and utility sectors also helped our return.

     In the fixed income portion of the fund, our emphasis on corporate issues and bonds with intermediate maturities was a positive factor.

OUR SHORTFALLS

We reduced our exposure to health care stocks after the sector earned strong returns in 2000, but some of our remaining holdings, particularly Pharmacia and CIGNA, hurt our performance in 2001. And, while we did well by adding to our tech holdings as the sector declined, some of our telecommunications holdings performed poorly, including Qwest and SBC Communications.

     On the fixed income side, our Treasury securities were important in maintaining liquidity, but were a modest drag on performance relative to corporate bonds.

THE FUND'S POSITIONING

During 1998 and 1999, Wellington Fund's stock holdings lagged the S&P 500 Index by a wide margin. Then, in 2000 and 2001, we led the index by an even wider margin. This turnabout reflects the speculative boom and bust in telecom, media, and technology stocks--a bubble in which Wellington Fund did not participate. Looking forward, we note that on average the S&P 500 stocks sell at about 23 times our estimate for earnings in 2002, a multiple that is somewhat high historically. This high valuation can only be justified by the assumptions that earnings are now cyclically depressed, that inflation will remain low, and that an economic recovery will take hold in 2002, leading to earnings growth in subsequent years.

     Wellington Fund continues to emphasize securities with attractive value characteristics, such as low price/earnings ratios, solid balance sheets, and dividend growth prospects. Large holdings that illustrate this approach include Alcoa, Citigroup, and IBM. At the same time, we have always been interested in growth stocks that fall from favor for reasons we consider transitory, bringing their valuations into our range. Some examples include Gillette, McDonald's, and Procter & Gamble.

     We make sure that the portfolio is properly diversified, though we will note that, in narrow or volatile markets, our sector weightings will sometimes diverge significantly from those in the S&P 500 Index. As our record shows, however, it is possible to outperform the S&P 500 over extended periods using our conservative approach.

     Currently, we are overweighted in the energy, industrial, materials, and utilities sectors, where earnings are under pressure because of the recession. An economic recovery should provide good earnings growth in these sectors. We are underweighted in the consumer, health care, and technology sectors. We bought a number of technology stocks in 2001, but valuations in this sector remain quite high, especially after its strong recovery since September. In the fixed income portion of the fund, we continue to emphasize corporate bonds as an attractive way to participate in the forthcoming recovery.

ERNST H. VON METZSCH, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

DECEMBER 13, 2001

--------------------------------------------------------------------------------
EQUITY PORTFOLIO CHANGES                     FISCAL YEAR ENDED NOVEMBER 30, 2001

                                      COMMENTS
--------------------------------------------------------------------------------
ADDITIONS
  SCHLUMBERGER                        Buying opportunity due to oil- and gas-
                                      price declines and acquisition-related
                                      weakness in stock.
  ------------------------------------------------------------------------------
  CANADIAN PACIFIC                    Added to holding before breakup announce-
                                      ment and reduced it afterwards.
  ------------------------------------------------------------------------------
  DELL                                Company has above-average prospects in
                                      computer systems manufacturing.
  ------------------------------------------------------------------------------
  INTEL*                              Technology company has broadened its
                                      product line in difficult environment.
  ------------------------------------------------------------------------------
  WORLDCOM                            Telecommunications company's earnings
                                      expected to recover in 2002.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REDUCTIONS
  BAXTER INTERNATIONAL                Successful company at high end of
                                      valuation range.
  ------------------------------------------------------------------------------
  CONOCO**                            Company acquired Gulf Canada, increasing
                                      its leverage as oil and gas prices
                                      weakened.
  ------------------------------------------------------------------------------
  COOPER INDUSTRIES**                 Received takeover bid from Danaher.
  ------------------------------------------------------------------------------
  EMERSON ELECTRIC                    Sold at $74, repurchased at $53.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

                                                                     SEE PAGE 15
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
   FOR WELLINGTON FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 11-12.

--------------------------------------------------------------------------------
TOTAL FUND CHARACTERISTICS

Yield
  Investor Shares                                             3.0%
  Admiral Shares                                              3.1%
Turnover Rate                                                  33%
Expense Ratio
  Investor Shares                                            0.36%
  Admiral Shares                                             0.28%*
Cash Investments                                              1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST STOCKS (% OF EQUITIES)

Alcoa Inc.                                                     3.1%
  (aluminum)
International Business Machines Corp.                          2.8
  (computer technology)
Citigroup, Inc.                                                2.6
  (financial services)
Pharmacia Corp.                                                1.9
  (pharmaceuticals)
Ace, Ltd.                                                      1.9
  (insurance)
Union Pacific Corp.                                            1.9
  (railroad)
Abbott Laboratories                                            1.9
  (pharmaceuticals)
Verizon Communications                                         1.8
  (telecommunications)
Marsh & McLennan Cos., Inc.                                    1.6
  (financial services)
Dow Chemical Co.                                               1.6
  (chemicals)
--------------------------------------------------------------------------------
Top Ten                                                       21.1%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets                              14.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                                                                   WILSHIRE
                             FUND      S&P 500          Fund           5000
--------------------------------------------------------------------------------
R-Squared                    0.47         1.00          0.31           1.00
Beta                         0.40         1.00          0.32           1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                                   WILSHIRE
                                          FUND       S&P 500           5000
--------------------------------------------------------------------------------
Auto & Transportation                     8.8%          1.8%           2.1%
Consumer Discretionary                    9.0          12.8           14.4
Consumer Staples                          5.0           7.6            6.6
Financial Services                       19.9          18.9           20.0
Health Care                               7.3          14.7           14.8
Integrated Oils                           7.4           5.1            3.4
Other Energy                              2.1           1.5            2.0
Materials & Processing                   11.4           3.0            3.3
Producer Durables                         6.8           2.8            3.3
Technology                                8.8          17.5           17.0
Utilities                                10.8           8.3            8.0
Other                                     2.7           6.0            5.1
--------------------------------------------------------------------------------

----------------------------------
FUND ASSET ALLOCATION

STOCKS                         68%
BONDS                          30%
CASH INVESTMENTS                2%
----------------------------------
*Annualized.

---------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                       WILSHIRE
                              FUND       S&P 500           5000
---------------------------------------------------------------
Number of Stocks               108           500          6,100
Median Market Cap           $27.6B        $61.9B         $34.5B
Price/Earnings Ratio         22.3x         28.6x          30.0x
Price/Book Ratio              2.5x          3.7x           3.3x
Dividend Yield                2.1%          1.4%           1.3%
Return on Equity             19.8%         24.0%          22.8%
Earnings Growth Rate          8.7%         14.8%          14.9%
Foreign Holdings              8.1%          1.3%           0.0%
---------------------------------------------------------------

------------------------
EQUITY INVESTMENT FOCUS

MARKET CAP         LARGE
STYLE              VALUE
------------------------


--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                      LEHMAN         LEHMAN
                                          FUND        INDEX*        INDEX**
--------------------------------------------------------------------------------
Number of Bonds                            213         2,448          6,685
Yield to Maturity                         6.0%          5.6%           5.4%
Average Coupon                            7.0%          6.8%           6.6%
Average Maturity                     9.4 years     9.4 years      8.0 years
Average Quality                             A1           Aa3            Aaa
Average Duration                     5.8 years     5.3 years      4.4 years
--------------------------------------------------------------------------------


--------------------------------------------
FIXED INCOME INVESTMENT FOCUS

                                  INVESTMENT
CREDIT QUALITY               GRADE CORPORATE

AVERAGE MATURITY                      MEDIUM
--------------------------------------------


----------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)

Treasury/Agency+                                9.5%
Aaa                                             7.9
Aa                                             20.4
A                                              40.1
Baa                                            21.8
Ba                                              0.3
B                                               0.0
Not Rated                                       0.0
----------------------------------------------------
Total                                         100.0%
----------------------------------------------------

----------------------------------------------------
DISTRIBUTION BY ISSUER (% OF BONDS)

Asset-Backed                            1.2%
Commercial Mortgage-Backed              1.2
Finance                                32.8
Foreign                                 1.3
Government Mortgage-Backed              4.4
Industrial                             41.7
Treasury/Agency                         5.1
Utilities                              11.4
Other                                   0.9
--------------------------------------------------------------------------------
Total                                 100.0%
--------------------------------------------------------------------------------

                                                         [PICTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
 *Lehman Credit A or Better Index.                              WWW.VANGUARD.COM
**Lehman Aggregate Bond Index.                             FOR REGULARLY UPDATED
 +Includes government mortgage-backed bonds.                   FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of market indexes. Each index is assigned a beta at 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general or a given market segment. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
  FOR WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1991-NOVEMBER 30, 2001

               WELLINGTON       AVERAGE    WELLINGTON
            FUND INVESTOR      BALANCED     COMPOSITE        S&P 500
                   SHARES         FUND*       INDEX**          INDEX

199111              10000         10000         10000          10000
199202              10758         10846         10808          11078
199205              11103         10905         10995          11236
199208              11262         11002         11226          11285
199211              11499         11381         11588          11847
199302              12053         11860         12147          12258
199305              12509         12123         12369          12541
199308              13095         12630         12974          13002
199311              13065         12571         12951          13044
199402              13292         12919         13090          13280
199405              13134         12508         12711          13075
199408              13718         12862         13199          13713
199411              12958         12353         12744          13180
199502              14012         13063         13740          14257
199505              15366         13966         15082          15714
199508              16086         14686         15778          16654
199511              17195         15391         16949          18054
199602              17808         16030         17559          19205
199605              18231         16438         17957          20183
199608              18435         16275         17790          19773
199611              20851         17922         20310          23085
199702              21233         18340         20818          24229
199705              22216         19093         21932          26120
199708              23476         20170         23223          27811
199711              24728         20807         24706          29667
199802              26239         22225         26579          32711
199805              27239         22768         27615          34135
199808              24866         20730         25630          30062
199811              28150         23161         29684          36686
199902              27497         23772         30679          39167
199905              29717         24751         31566          41312
199908              29445         24592         31627          42034
199911              29156         25229         32951          44352
200002              27001         25490         32644          43761
200005              29609         26085         33592          45640
200008              30512         27605         35730          48894
200011              31177         25824         32929          42481
200102              32999         26074         32417          40173
200105              34102         26325         32928          40824
200108              33392         25115         31367          36969
200111              33551         25179         31802          37288
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2001
                                 ---------------------------------   FINAL VALUE
                                        ONE       FIVE         TEN  OF A $10,000
                                       YEAR      YEARS       YEARS    INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund Investor Shares       7.62%      9.98%      12.87%       $33,551
Average Balanced Fund*               -2.50       7.04        9.67         25,179
Wellington Composite Index**         -3.42       9.38       12.27         31,802
S&P 500 Index                       -12.22      10.07       14.07         37,288
--------------------------------------------------------------------------------


                                                                     FINAL VALUE
                                          TOTAL RETURN             OF A $250,000
                       MAY 14, 2001+-NOVEMBER 30, 2001                INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund Admiral Shares                  -0.12%                  $249,709
Wellington Composite Index**                    -1.95                    245,124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) NOVEMBER 30, 1991-NOVEMBER 30, 2001

                                  WELLINGTON FUND INVESTOR SHARES    COMPOSITE**

FISCAL                              CAPITAL     INCOME       TOTAL         TOTAL
YEAR                                 RETURN     RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1992                                   9.2%       5.8%       15.0%         15.9%
1993                                   8.4        5.2        13.6          11.8
1994                                  -5.2        4.4        -0.8          -1.6
1995                                  27.3        5.4        32.7          33.0
1996                                  16.7        4.6        21.3          19.8
--------------------------------------------------------------------------------

                                  WELLINGTON FUND INVESTOR SHARES    COMPOSITE**

FISCAL                              CAPITAL     INCOME       TOTAL         TOTAL
YEAR                                 RETURN     RETURN      RETURN        RETURN
--------------------------------------------------------------------------------
1997                                  14.2%       4.4%       18.6%         21.6%
1998                                   9.6        4.2        13.8          20.1
1999                                  -0.5        4.1         3.6          11.0
2000                                   2.6        4.3         6.9          -0.1
2001                                   3.8        3.8         7.6          -3.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             TEN YEARS
                                                  ------------------------------
                                      ONE     FIVE
                    INCEPTION DATE   YEAR    YEARS   CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------

Wellington Fund
  Investor Shares         7/1/1929   4.00%  10.58%     7.37%     4.59%    11.96%
Wellington Fund
  Admiral Shares         5/14/2001  -5.86+      --        --        --        --
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
 +Inception.
Note: See Financial Highlights tables on pages 24-25 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered.

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED NOVEMBER 30, 2001
                                          ONE YEAR     FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
WELLINGTON FUND INVESTOR SHARES
  Returns Before Taxes                       7.62%          9.98%         12.87%
  Returns After Taxes on
    Distributions                            5.01           6.97          10.22
  Returns After Taxes on
    Distributions and Sale of
    Fund Shares                              5.51           6.95           9.64
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  NOVEMBER 30, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                             SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (67.6%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (6.0%)
  Union Pacific Corp.                                    5,500,000$     302,775
  Ford Motor Co.                                         9,527,029      180,442
  Canadian National Railway Co.                          4,000,000      178,400
  CSX Corp.                                              4,000,000      149,600
  Delphi Automotive
    Systems Corp.                                        8,649,643      118,673
  Norfolk Southern Corp.                                 5,500,100      106,647
  General Motors Corp.                                   2,004,208       99,609
* FedEx Corp.                                            2,000,000       91,720
  British Airways PLC ADR                                3,000,000       87,900
  Delta Air Lines, Inc.                                  2,500,000       72,450
* Canadian Pacific Railway Ltd.                          2,755,700       52,937
                                                                  --------------
                                                                      1,441,153
                                                                  --------------

CONSUMER DISCRETIONARY (6.1%)
  Kimberly-Clark Corp.                                   3,500,000      203,595
  Gannett Co., Inc.                                      2,280,700      158,395
* AOL Time Warner Inc.                                   4,000,000      139,600
  Sears, Roebuck & Co.                                   3,000,000      136,530
  McDonald's Corp.                                       5,000,000      134,200
  Waste Management, Inc.                                 4,000,000      117,200
  Target Corp.                                           3,000,000      112,620
  Gillette Co.                                           3,432,900      112,256
  Black & Decker Corp.                                   3,012,100      111,568
* Staples, Inc.                                          6,000,000      105,600
  Dollar General Corp.                                   6,824,400       92,129
  Newell Rubbermaid, Inc.                                1,943,000       49,838
                                                                  --------------
                                                                      1,473,531
                                                                  --------------

CONSUMER STAPLES (3.4%)
  Philip Morris Cos., Inc.                               5,000,000      235,850
  Procter & Gamble Co.                                   2,500,000      193,650
  Kellogg Co.                                            4,000,000      117,960
* Safeway, Inc.                                          2,500,000      111,400
  CVS Corp.                                              3,435,300       92,581
  Sara Lee Corp.                                         3,000,000       65,640
                                                                  --------------
                                                                        817,081
                                                                  --------------

FINANCIAL SERVICES (13.4%)
  Citigroup, Inc.                                        8,874,000      425,065
  Ace, Ltd.                                              8,000,000      304,800
  Marsh & McLennan Cos., Inc.                            2,455,500      262,665
  CIGNA Corp.                                            2,700,000      246,321
  U.S. Bancorp                                          11,929,330      226,419
  Wachovia Corp.                                         7,160,400      221,614
  MBIA, Inc.                                             4,016,400      204,555
  J.P. Morgan Chase & Co.                                4,975,100      187,661
  Merrill Lynch & Co., Inc.                              3,500,000      175,315
  AMBAC Financial Group Inc.                             3,000,000      168,240
  American International Group, Inc.                     1,898,100      156,403
  Archstone-Smith Trust REIT                             4,535,900      118,750
  The Hartford Financial Services Group Inc.             2,000,000      118,400
  PNC Financial Services Group                           2,000,000      115,900
  KeyCorp                                                5,000,000      114,500
  FleetBoston Financial Corp.                            3,000,000      110,250
  Equity Office Properties Trust REIT                    3,000,000       89,400
                                                                  --------------
                                                                      3,246,258
                                                                  --------------
                                       15

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                             SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (67.6%)
--------------------------------------------------------------------------------
HEALTH CARE (5.0%)
  Pharmacia Corp.                                        7,000,000$     310,800
  Abbott Laboratories                                    5,500,000      302,500
  American Home Products Corp.                           3,000,000      180,300
  Baxter International, Inc.                             3,000,000      156,000
  Becton, Dickinson & Co.                                3,000,000      101,610
  AstraZeneca Group PLC ADR                              2,000,000       90,900
  Johnson & Johnson                                        944,900       55,040
                                                                  --------------
                                                                      1,197,150
                                                                  --------------

INTEGRATED OILS (5.0%)
  Royal Dutch Petroleum Co. ADR                          4,909,000      237,301
  TotalFinaElf SA ADR                                    3,000,000      192,270
  Exxon Mobil Corp.                                      5,000,000      187,000
  ChevronTexaco Corp.                                    2,000,000      170,020
  Phillips Petroleum Co.                                 2,513,000      139,798
  Repsol YPF, SA ADR                                     7,566,500      108,201
* PanCanadian Energy Corp.                               3,769,797       96,507
  Unocal Corp.                                           2,200,000       72,358
                                                                  --------------
                                                                      1,203,455
                                                                  --------------

OTHER ENERGY (1.4%)
  Schlumberger Ltd.                                      3,500,000      168,035
  Halliburton Co.                                        5,000,000      107,150
  Burlington Resources, Inc.                             2,013,000       70,737
                                                                  --------------
                                                                        345,922
                                                                  --------------

MATERIALS & PROCESSING (7.7%)
  Alcoa Inc.                                            13,000,000      501,800
  Dow Chemical Co.                                       7,000,000      262,500
  E.I. du Pont de Nemours & C                            4,500,000      199,530
  Alcan Inc.                                             5,000,000      179,900
  PPG Industries, Inc.                                   2,700,000      145,179
  Weyerhaeuser Co.                                       2,362,600      124,863
  International Paper Co.                                3,000,000      119,850
  Temple-Inland Inc.                                     1,984,600      113,400
  Akzo Nobel NV ADR                                      2,500,000      112,325
* Corus Group PLC ADR                                    6,000,000       56,160
  Imperial Chemical Industries PLC ADR                   2,000,000       46,200
                                                                  --------------
                                                                      1,861,707
                                                                  --------------

PRODUCER DURABLES (4.6%)
  Northrop Grumman Corp.                                 2,762,200      259,315
  Caterpillar, Inc.                                      4,000,000      189,680
  Pitney Bowes, Inc.                                     4,000,000      165,920
  Parker Hannifin Corp.                                  3,000,000      123,150
  The Boeing Co.                                         3,500,000      122,850
  Emerson Electric Co.                                   1,986,500      107,390
  Pall Corp.                                             4,000,000       92,080
  Alcatel SA ADR                                         2,500,000       45,025
                                                                  --------------
                                                                      1,105,410
                                                                  --------------

TECHNOLOGY (5.9%)
  International Business Machines Corp.                  4,000,000      462,360
  Hewlett-Packard Co.                                    8,000,000      175,920
* Dell Computer Corp.                                    6,000,000      167,580
  Motorola, Inc.                                        10,000,000      166,400
* EMC Corp.                                              7,357,900      123,539
* Apple Computer, Inc.                                   5,000,000      106,500
  Intel Corp.                                            3,000,000       97,980
* Computer Sciences Corp.                                1,728,900       82,382
* Micron Technology, Inc.                                1,997,200       54,244
                                                                  --------------
                                                                      1,436,905
                                                                  --------------

UTILITIES (7.3%)
  Verizon Communications                                 6,136,000      288,392
  FPL Group, Inc.                                        4,399,400      243,727
  Exelon Corp.                                           4,500,000      200,745
  ALLTEL Corp.                                           2,523,400      164,223
* WorldCom Inc.- WorldCom Group                         10,000,000      145,400
  SBC Communications Inc.                                3,572,600      133,544
  Pinnacle West Capital Corp.                            3,173,600      132,498
  Cinergy Corp.                                          4,355,000      128,385
  Qwest Communications International Inc.                8,000,000       95,200
  Duke Energy Corp.                                      2,600,000       93,990
  Progress Energy, Inc.                                  2,200,000       91,190
  Constellation Energy Group                             2,000,000       47,500
                                                                  --------------
                                                                      1,764,794
                                                                  --------------

OTHER (1.8%)
  Honeywell International Inc.                           4,000,000      132,560
  Norsk Hydro AS ADR                                     3,131,700      121,980
  Minnesota Mining & Manufacturing Co.                   1,000,000      114,580
  Eaton Corp.                                            1,100,000       76,571
                                                                  --------------
                                                                        445,691
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $12,725,185)                                                 16,339,057
--------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (26.5%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.4%)
  California Infrastructure & Econ. Dev.
    Bank Special Purpose Trust PG&E
(3) 6.31%, 9/25/2008                              $         11,180       11,796
(3) 6.42%, 9/25/2008                                         6,500        6,941
CISCE SCU
(3) 6.42%, 12/26/2009                                       16,110       16,770
MBNA Master Credit Card Trust
(3) 6.90%, 1/15/2008                                        50,000       54,355
                                                                  --------------
                                                                         89,862
                                                                  --------------

FINANCE (10.0%)
Abbey National First Capital
  8.20%, 10/15/2004                                         20,000       22,120
Abbey National PLC
  6.69%, 10/17/2005                                         25,000       26,624

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
                                                             (000)         (000)
--------------------------------------------------------------------------------
Ace INA Holdings Inc.
    8.20%, 8/15/2004                              $         39,000$      42,181
Ace Capital Trust II
    9.70%, 4/1/2030                                         20,000       22,430
Allstate Corp.
    7.20%, 12/1/2009                                        40,000       42,964
Ambac, Inc.
    7.50%, 5/1/2023                                         25,000       26,084
American General Financial
    7.45%, 1/15/2005                                        55,000       59,718
American International Group, Inc.
(4) 6.30%, 5/10/2011                                        40,000       41,500
American Re Corp.
    7.45%, 12/15/2026                                       25,000       26,777
Aon Corp.
    6.90%, 7/1/2004                                         48,000       50,645
BB&T Corp.
    7.25%, 6/15/2007                                        36,900       40,291
BankBoston Corp.
    6.625%, 12/1/2005                                       27,000       28,361
Bank of America Corp.
    7.125%, 9/15/2006                                       20,000       21,723
    7.80%, 2/15/2010                                        20,000       21,991
Bank of Montreal
    7.80%, 4/1/2007                                         21,000       23,467
Banque Nationale de Paris-NY
    7.20%, 1/15/2007                                        40,000       43,066
Banque Paribas-NY
    6.95%, 7/22/2013                                        40,000       41,721
Bayerische Landesbank-NY
    6.375%, 10/15/2005                                      25,000       26,318
CIT Group Inc.
    7.375%, 3/15/2003                                       30,000       31,537
Capital One Bank
    8.25%, 6/15/2005                                        40,000       41,501
Cincinnati Financial Corp.
    6.90%, 5/15/2028                                        23,500       21,780
Citicorp
    6.75%, 8/15/2005                                        50,000       52,760
Comerica Bank
    8.375%, 7/15/2024                                       23,000       24,462
Credit Suisse First Boston USA Inc.
    5.875%, 8/1/2006                                        40,000      41,102
Dean Witter, Discover & Co.
    6.75%, 10/15/2013                                       25,775       26,801
    7.07%, 2/10/2014                                        17,500       18,407
Farmers Exchange Capital
(4) 7.05%, 7/15/2028                                        40,000       33,190
First Colony Corp.
    6.625%, 8/1/2003                                        35,955       37,728
First Union Corp.
    7.50%, 4/15/2035                                        30,000       32,149
Ford Motor Credit Co.
    6.875%, 2/1/2006                                        55,000       56,459
General Electric Capital Corp.
    7.25%, 2/1/2005                                         25,000       27,107
    8.125%, 5/15/2012                                       30,000       34,949
General Motors Acceptance Corp.
    6.00%, 4/1/2011                                         27,370       25,466
General Re Corp.
    9.00%, 9/12/2009                                        32,000       36,651
Hartford Financial Services Group Inc.
    7.90%, 6/15/2010                                        35,000       39,145
Heller Financial Inc.
    8.00%, 6/15/2005                                        40,000       44,300
Jackson National Life Insurance Co.
(4) 8.15%, 3/15/2027                                        25,730       27,149
Liberty Mutual Insurance Co.
(4) 7.875%, 10/15/2026                                      56,210       50,614
Lumbermens Mutual Casualty Co.
(4) 9.15%, 7/1/2026                                         55,000       51,974
Mercury General Corp.
    7.25%, 8/15/2011                                        20,000       20,221
Metropolitan Life Insurance Co.
(4) 7.70%, 11/1/2015                                        51,000       54,521
NBD Bancorp, Inc.
    7.125%, 5/15/2007                                       35,000       37,594
National City Bank Columbus
    7.25%, 7/15/2010                                        25,000       26,245
National City Bank Pennsylvania
    7.25%, 10/21/2011                                       20,000       21,216
Northern Trust Corp.
    6.65%, 11/9/2004                                        28,000       29,732
Norwest Financial Inc.
    6.25%, 12/15/2007                                       35,000       36,342
Pitney Bowes Credit Corp.
    8.55%, 9/15/2009                                        41,890       48,198
Provident Cos., Inc.
    7.25%, 3/15/2028                                        57,000       52,901
Prudential Insurance Co.
(4) 7.65%, 7/1/2007                                         20,000       21,701
Royal Bank of Scotland
    6.375%, 2/1/2011                                        40,775       41,640
Frank Russell Co.
(4) 5.625%, 1/15/2009                                       50,000       48,761
SAFECO Corp.
    7.875%, 3/15/2003                                       33,285       34,421
Scotland International Finance
(4) 8.85%, 11/1/2006                                        28,000       32,427
Societe Generale-NY
    7.40%, 6/1/2006                                         40,000       43,384
Sun Canada Financial Co.
(4) 6.625%, 12/15/2007                                      40,000       40,400
SunTrust Bank Atlanta
    7.25%, 9/15/2006                                        54,000       59,080
Torchmark Corp.
    7.875%, 5/15/2023                                       45,000       45,477

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
WELLINGTON FUND                                              (000)         (000)
--------------------------------------------------------------------------------
Toyota Motor Credit Corp.
    5.50%, 12/15/2008                             $         50,000$      49,861
Transamerica Financial Corp.
    6.40%, 9/15/2008                                        29,265       28,839
UNUM Corp.
    6.75%, 12/15/2028                                       13,000       11,338
US Bank NA Minnesota
    5.625%, 11/30/2005                                      50,000       51,137
Wachovia Corp.
    5.625%, 12/15/2008                                      55,000       53,286
Washington Mutual, Inc.
    7.50%, 8/15/2006                                        50,000       54,624
Wells Fargo & Co.
    6.45%, 2/1/2011                                         25,000       25,590
    6.625%, 7/15/2004                                       25,000       26,549
Westdeutsche Landesbank-NY
    6.75%, 6/15/2005                                        50,000       53,444
                                                                  --------------
                                                                      2,412,141
                                                                  --------------

INDUSTRIAL (12.7%)
AT&T
(4) 6.50%, 11/15/2006                                       40,000       40,573
AirTouch Communications Inc.
    6.65%, 5/1/2008                                         50,000       52,316
Alcan Inc.
    7.25%, 3/15/2031                                        36,960       38,372
Alcoa Inc.
    7.375%, 8/1/2010                                        40,000       44,070
Amerada Hess Corp.
    7.30%, 8/15/2031                                        50,000       49,621
Amoco Canada Petroleum Co.
    7.95%, 10/1/2022                                        20,000       20,994
Amoco Corp.
    6.50%, 8/1/2007                                         25,000       26,022
Anheuser-Busch Cos., Inc.
    7.00%, 12/1/2025                                        30,000       30,661
BHP Finance USA Ltd.
    7.25%, 3/1/2016                                         15,000       15,610
Baker Hughes Inc.
    6.875%, 1/15/2029                                       40,000       40,604
Becton, Dickinson & Co.
    8.70%, 1/15/2025                                        20,000       22,090
BellSouth Telecommunications
    5.875%, 1/15/2009                                       15,000       15,022
CIGNA Corp.
    7.875%, 5/15/2027                                       29,500       31,122
CPC International, Inc.
    6.15%, 1/15/2006                                         6,790        7,025
CSX Corp.
    7.45%, 5/1/2007                                         29,460       32,028
Caterpillar Financial Services Corp.
    7.59%, 12/10/2003                                       40,000       43,117
Chesapeake & Potomac Telephone Co. (MD)
    7.15%, 5/1/2023                                         10,000        9,616
Chesapeake & Potomac Telephone Co. (VA)
    7.625%, 12/1/2012                                       16,400       17,903
Cincinnati Bell, Inc.
    6.30%, 12/1/2028                                        55,520       40,794
Comcast Cable Communications, Inc.
    6.875%, 6/15/2009                                       40,000       41,101
Conagra Foods, Inc.
    7.875%, 9/15/2010                                       26,075       28,942
Conoco Inc.
    6.35%, 4/15/2009                                        40,000       40,705
Continental Airlines, Inc.
    6.648%, 3/15/2019                                       30,495       26,544
    6.90%, 1/2/2018                                         27,233       23,973
Cox Communications, Inc.
    7.75%, 8/15/2006                                        50,000       54,123
DaimlerChrysler North America Holding Corp.
    7.40%, 1/20/2005                                        48,000       50,136
Deere & Co.
    6.55%, 7/15/2004                                        16,005       16,874
Deutsche Telekom International Finance
    7.75%, 6/15/2005                                        40,000       43,156
Diageo PLC
    6.125%, 8/15/2005                                       50,530       52,406
Walt Disney Co.
    7.30%, 2/8/2005                                         50,000       52,794
E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                                       40,000       42,864
ERAC USA Finance Co.
(4) 7.35%, 6/15/2008                                        21,805       21,980
Emerson Electric Co.
    6.30%, 11/1/2005                                        13,875       14,603
Federal Express Corp.
    6.72%, 1/15/2022                                        47,396       46,699
Fluor Corp.
    6.95%, 3/1/2007                                         42,000       41,538
Fortune Brands Inc.
    6.25%, 4/1/2008                                         40,000       40,133
GTE North, Inc.
    6.90%, 11/1/2008                                        30,000       31,596
GTE Southwest, Inc.
    6.00%, 1/15/2006                                        30,000       30,907
General Motors Corp.
    7.70%, 4/15/2016                                        25,000       25,524
Hewlett-Packard Co.
    7.15%, 6/15/2005                                        50,000       52,925
Honeywell International Inc.
    7.50%, 3/1/2010                                         50,000       54,786
Houghton Mifflin Co.
    7.20%, 3/15/2011                                        13,735       13,625
Illinois Bell Telephone Co.
    6.625%, 2/1/2025                                        27,725       25,610

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
                                                             (000)         (000)
--------------------------------------------------------------------------------
International Business Machines Corp.
    7.50%, 6/15/2013                              $         20,000$      22,509
    8.375%, 11/1/2019                                       25,000       29,849
Johnson Controls, Inc.
    7.125%, 7/15/2017                                       36,300       35,703
Kellogg Co.
    6.60%, 4/1/2011                                         50,000       51,940
Kimberly-Clark Corp.
    6.375%, 1/1/2028                                        30,000       29,858
Mattel Inc.
    6.125%, 7/15/2005                                       35,000       33,005
McDonald's Corp.
    7.375%, 7/15/2033                                       15,000       15,133
Minnesota Mining & Manufacturing Corp.
    6.375%, 2/15/2028                                       30,000       29,856
Motorola, Inc.
    7.50%, 5/15/2025                                        41,370       38,894
New York Telephone Co.
    7.25%, 2/15/2024                                        20,000       19,905
News America Holdings
    8.50%, 2/15/2005                                        20,000       21,606
    8.625%, 2/1/2003                                        30,000       31,738
Norfolk Southern Corp.
    7.35%, 5/15/2007                                        25,000       26,731
    8.375%, 5/15/2005                                       25,000       27,154
Norsk Hydro AS
    9.00%, 4/15/2012                                        20,000       23,728
PPG Industries, Inc.
    6.875%, 2/15/2012                                       13,600       13,996
PSA Corp. Ltd.
(4) 7.125%, 8/1/2005                                        50,000       54,375
Pepsi Bottling Holdings Inc.
(4) 5.625%, 2/17/2009                                       40,000       40,013
Phillips Petroleum Co.
    8.50%, 5/25/2005                                        50,000       55,482
    9.375%, 2/15/2011                                       20,000       24,447
Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                         60,945       78,961
Qwest Corp.
    7.625%, 6/9/2003                                        20,000       20,915
Raytheon Co.
    7.375%, 7/15/2025                                       18,000       17,286
    8.20%, 3/1/2006                                         20,675       22,660
Rockwell International Corp.
    7.875%, 2/15/2005                                       17,000       18,223
Rohm & Haas Co.
(3) 9.80%, 4/15/2020                                        13,875       17,074
SmithKline Beecham
    7.375%, 4/15/2005                                       15,000       16,132
Snap-On Inc.
    6.25%, 8/15/2011                                        34,990       35,397
Southwest Airlines Co.
    7.54%, 6/29/2015                                        30,772       31,103
Southwestern Bell Telephone Co.
    7.25%, 7/15/2025                                        25,000       24,880
    7.60%, 4/26/2007                                         7,000        7,865
Spieker Properties LP Corp.
    7.65%, 12/15/2010                                       25,000       26,333
Stanford University
    6.875%, 2/1/2024                                        24,045       25,444
Sunoco, Inc.
    6.75%, 4/1/2011                                         39,500       39,936
Talisman Energy, Inc.
    7.125%, 6/1/2007                                        10,000       10,390
Target Corp.
    7.50%, 2/15/2005                                        45,000       48,597
Telecomunicaciones de Puerto Rico
    6.65%, 5/15/2006                                        13,000       13,305
Tenneco Packaging
    8.375%, 4/15/2027                                       35,000       34,004
The Timken Co.
    6.875%, 5/8/2028                                        40,000       35,227
Tyco International Group
    5.875%, 11/1/2004                                       40,000       41,205
USA Waste Services Inc.
    7.00%, 7/15/2028                                        26,500       25,212
USA Networks Inc.
    6.75%, 11/15/2005                                       40,000       41,522
Ultramar Diamond Shamrock
    7.20%, 10/15/2017                                       40,000       39,175
Unilever Capital Corp.
    7.125%, 11/1/2010                                       33,000       36,251
US West Communications Group
    6.875%, 9/15/2033                                       30,000       25,460
United Technologies Corp.
    6.625%, 11/15/2004                                      36,500       38,801
Viacom Inc.
    7.70%, 7/30/2010                                        40,000       44,340
Warner Lambert
    6.00%, 1/15/2008                                        20,000       20,893
Wendy's International, Inc.
    6.35%, 12/15/2005                                       25,500       26,228
Weyerhaeuser Co.
    6.00%, 8/1/2006                                         30,000       30,411
    6.95%, 8/1/2017                                         20,000       19,257
WorldCom Inc.
    6.40%, 8/15/2005                                        48,000       48,576
Zeneca Wilmington Inc.
    7.00%, 11/15/2023                                       26,000       27,690
                                                                  --------------
                                                                      3,065,779
                                                                  --------------

UTILITIES (3.4%)
Allegheny Energy Supply
(4) 7.80%, 3/15/2011                                        24,654       25,811
Atlantic City Electric Co.
(1) 7.00%, 9/1/2023                                         18,000       16,926
British Transco Finance
    6.625%, 6/1/2018                                        50,000       46,245

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
WELLINGTON FUND                                              (000)         (000)
--------------------------------------------------------------------------------
Carolina Power & Light Co.
    5.95%, 3/1/2009                               $         20,000$      19,769
Central Illinois Public Service
    6.125%, 12/15/2028                                      54,000       45,117
Consolidated Edison Co. of New York, Inc.
    6.45%, 12/1/2007                                        20,000       20,662
Duke Energy Corp.
    7.00%, 7/1/2033                                         10,000        9,271
    7.875%, 8/16/2010                                       41,160       43,889
El Paso Energy Corp.
    7.375%, 12/15/2012                                      40,000       41,300
Exelon Corp.
(4) 6.95%, 6/15/2011                                        45,000       46,589
Indiana Michigan Power Co.
    6.875%, 7/1/2004                                        45,000       47,203
Kansas City Power & Light
    7.125%, 12/15/2005                                      40,000       41,997
Kinder Morgan Inc.
    6.75%, 3/15/2011                                        40,000       40,550
NGC Corp.
    7.125%, 5/15/2018                                       35,000       31,137
National Rural Utilities
    5.75%, 12/1/2008                                        50,000       49,022
PacifiCorp
    6.625%, 6/1/2007                                        20,500       21,083
PanEnergy Corp.
    7.00%, 10/15/2006                                       25,000       26,621
Progress Energy Inc.
    7.10%, 3/1/2011                                         20,000       21,209
Southern Investments UK PLC
    6.80%, 12/1/2006                                        35,000       36,102
Sprint Capital Corp.
    6.125%, 11/15/2008                                      50,000       48,026
Virginia Electric & Power Co.
    5.75%, 3/31/2006                                        25,000       25,502
    7.625%, 7/1/2007                                        16,200       17,735
Washington Gas Light Co.
    6.15%, 1/26/2026                                        43,500       44,535
Wisconsin Gas Co.
    6.60%, 9/15/2013                                        13,100       12,974
Wisconsin Power & Light Co.
    7.625%, 3/1/2010                                        20,000       21,750
Wisconsin Public Service
    6.08%, 12/1/2028                                        45,000       39,900
                                                                  --------------
                                                                        840,925
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $6,236,577)                                                 6,408,707
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.4%)
--------------------------------------------------------------------------------
Deutsche Ausgleichbank
    7.00%, 6/23/2005                                        50,000       54,162
KFW International Finance, Inc.
    7.00%, 3/1/2013                                         10,000       11,201
    7.20%, 3/15/2014                                        25,000       28,639
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
    (COST $82,067)                                                       94,002
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.9%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.6%)
Aid-Israel State
    (U.S. Government Guaranteed)
    5.89%, 8/15/2005                                        23,000       24,145
Private Export Funding Corp.
    (U.S. Government Guaranteed)
    5.75%, 1/15/2008                                        40,385       42,182
U.S. Treasury Notes
    4.625%, 5/15/2006                                      250,000      256,625
    5.25%, 8/15/2003                                        50,000       52,155
                                                                  --------------
                                                                        375,107
                                                                  --------------

MORTGAGE-BACKED SECURITIES (1.3%)
Federal National Mortgage Assn.
(3) 6.258%, 9/1/2011                                        30,561       30,934
(3) 6.03%, 5/1/2011                                         49,774       50,740
(3) 6.032%, 1/1/2009                                        59,024       60,721
(3) 6.476%, 2/1/2011                                        51,785       54,095
(3) 6.504%, 7/1/2009                                        59,422       62,254
(3) 6.79%, 7/1/2009                                         62,171       66,125
Government National Mortgage Assn.
(3) 8.00%, 6/15/2017                                            62           67
(3) 8.00%, 9/15/2017                                           146          156
                                                                  --------------
                                                                        325,092
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $672,134)                                                       700,199
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
--------------------------------------------------------------------------------
Asset Securitization Corp.
(3) 7.49%, 4/14/2029                                        20,000       21,684
DLJ Mortgage Acceptance Corp.
(3)(4) 6.82%, 10/15/2030                                    25,000       26,387
(3)(4) 7.60%, 5/15/2030                                     36,000       38,426
--------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (COST $83,177)                                                         86,497
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
WELLINGTON FUND                                              (000)         (000)
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------------------
Chelan County Washington Public Utility Dist.
(1) 7.07%, 6/1/2007                               $         10,000$      11,005
(1) 7.10%, 6/1/2008                                         12,000       13,237
Oakland CA Pension Obligation
(1) 6.98%, 12/15/2009                                        7,801        8,443
Southern California Public Power Auth.
(2) 6.93%, 5/15/2017                                        30,000       32,250
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
    (Cost $59,801)                                                       64,935
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  2.13%, 12/3/2001--Note G                                 286,285      286,285
  2.14%, 12/3/2001                                         357,485      357,485
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $643,770)                                                       643,770
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (COST $20,502,711)                                                 24,337,167
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    218,055
Liabilities--Note G                                                    (405,293)
                                                                  --------------
                                                                       (187,238)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $24,149,929
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

(1) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

(2) Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).

(3) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(4) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the aggregate value of these securities was $696,391,000, representing 2.9% of net assets. ADR--American Depositary Receipt.
    REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                             $19,224,043
Undistributed Net Investment Income                                     136,816
Accumulated Net Realized Gains--Note E                                  954,614
Unrealized Appreciation--Note F                                       3,834,456
--------------------------------------------------------------------------------
NET ASSETS                                                          $24,149,929
================================================================================

Investor Shares--Net Assets
Applicable to 769,673,021 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $21,863,855
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $28.41
================================================================================

Admiral Shares--Net Assets
Applicable to 46,577,108 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $2,286,074
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $49.08
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                WELLINGTON FUND
                                                   YEAR ENDED NOVEMBER 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                          $ 334,308
  Interest                                                              547,955
  Security Lending                                                        3,579
--------------------------------------------------------------------------------
Total Income                                                            885,842
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             9,447
    Performance Adjustment                                                1,927
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    67,954
      Admiral Shares                                                      1,773
    Marketing and Distribution
      Investor Shares                                                     2,766
      Admiral Shares                                                         39
  Custodian Fees                                                            134
  Auditing Fees                                                              12
  Shareholders' Reports
    Investor Shares                                                         276
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                36
--------------------------------------------------------------------------------
    Total Expenses                                                       84,364
    Expenses Paid Indirectly--Note D                                     (2,134)
--------------------------------------------------------------------------------
    Net Expenses                                                         82,230
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   803,612
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*               1,069,314
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                (196,443)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,676,483
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $4,610,000 and $11,047,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                            WELLINGTON FUND
                                                       YEAR ENDED NOVEMBER 30,
                                                     ---------------------------
                                                              2001          2000
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $    803,612 $     867,767
  Realized Net Gain (Loss)                              1,069,314     1,300,885
  Change in Unrealized Appreciation (Depreciation)       (196,443)     (746,051)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                   1,676,483     1,422,601
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                      (801,388)     (952,927)
    Admiral Shares                                        (23,864)            --
  Realized Capital Gain
    Investor Shares                                    (1,156,143)   (1,299,612)
    Admiral Shares                                              --            --
--------------------------------------------------------------------------------
    Total Distributions                                (1,981,395)   (2,252,539)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                        (384,978)   (2,491,981)
  Admiral Shares                                        2,315,425             --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                1,930,447    (2,491,981)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             1,625,535    (3,321,919)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  22,524,394    25,846,313
--------------------------------------------------------------------------------
  End of Period                                       $24,149,929   $22,524,394
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------

                                                     WELLINGTON FUND INVESTOR SHARES
                                                          YEAR ENDED NOVEMBER 30,
                                                 ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2001    2000    1999     1998    1997
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $28.83  $29.62  $32.29   $31.05  $28.34
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .97    1.07    1.13     1.13    1.11
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.10     .79    (.14)    2.86    3.77
-----------------------------------------------------------------------------------------
    Total from Investment Operations               2.07    1.86     .99     3.99    4.88
-----------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (1.01)  (1.15)  (1.22)   (1.18)  (1.06)
  Distributions from Realized Capital Gains       (1.48)  (1.50)  (2.44)   (1.57)  (1.11)
-----------------------------------------------------------------------------------------
    Total Distributions                           (2.49)  (2.65)  (3.66)   (2.75)  (2.17)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $28.41  $28.83  $29.62   $32.29  $31.05
=========================================================================================

TOTAL RETURN                                      7.62%   6.93%   3.58%   13.84%  18.60%
=========================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $21,864 $22,524 $25,846  $25,829 $21,340
  Ratio of Total Expenses to Average
    Net Assets                                    0.36%   0.31%   0.30%    0.31%   0.29%
  Ratio of Net Investment Income to
    Average Net Assets                            3.42%   3.77%   3.74%    3.68%   3.97%
  Portfolio Turnover Rate                           33%     33%     22%      29%     27%
=========================================================================================

--------------------------------------------------------------------------------
                                                  WELLINGTON FUND ADMIRAL SHARES
                                                                      MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      NOV. 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .940
  Net Realized and Unrealized Gain (Loss) on Investments                 (1.045)
--------------------------------------------------------------------------------
    Total from Investment Operations                                      (.105)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.815)
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.815)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $49.08
================================================================================

TOTAL RETURN                                                             -0.12%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                     $2,286
Ratio of Total Expenses to Average Net Assets                           0.28%**
Ratio of Net Investment Income to Average Net Assets                    3.44%**
Portfolio Turnover Rate                                                     33%
================================================================================
 *Inception.
**Annualized.



NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index (AA or Better Index for periods prior to March 1, 2000). For the year ended November 30, 2001, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $1,927,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the fund had contributed capital of $4,470,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.5% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $2,127,000 and $7,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended November 30, 2001, the fund purchased $7,599,235,000 of investment securities and sold $5,509,120,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,168,764,000 and $2,227,055,000, respectively.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $111,991,000 from accumulated net realized gains to paid-in capital.

F. At November 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,834,456,000, consisting of unrealized gains of $4,642,548,000 on securities that had risen in value since their purchase and $808,092,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at November 30, 2001, was $316,034,000, for which the fund held as collateral cash of $286,285,000 and U.S. Treasury securities with a market value of $36,684,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H.  Capital share transactions for each class of shares were:
--------------------------------------------------------------------------------
                                                    YEAR ENDED NOVEMBER 30,
                                    --------------------------------------------
                                             2001                   2000
                                    --------------------   ---------------------
                                      AMOUNT      SHARES        AMOUNT    SHARES
                                       (000)       (000)         (000)     (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                         $3,612,814     127,008    $2,256,581    81,614
  Issued in Lieu of Cash
    Distributions                 1,855,740      67,189     2,138,969    77,812
  Redeemed                       (5,853,532)   (205,840)   (6,887,531) (250,736)
                                 -----------------------------------------------
    Net Increase (Decrease)--
      Investor Shares              (384,978)    (11,643)   (2,491,981)  (91,310)
                                 -----------------------------------------------

Admiral Shares
  Issued                          2,366,316      47,634             --        --
  Issued in Lieu of Cash
    Distributions                    20,833         456             --        --
  Redeemed                          (71,724)     (1,513)            --        --
                                 -----------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares              2,315,425      46,577             --        --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

JANUARY 7, 2002




--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
    (UNAUDITED) FOR VANGUARD WELLINGTON FUND

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $1,228,235,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 29.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

Alfred M. Rankin, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com
Fund Information
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q210 012002